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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                          Reported): February 29, 2000


            CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of February 1, 2000 , providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 2000-2, Mortgage Pass-Through Certificates, Series 2000-2).


                                   CWMBS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                     333-72655                 95-4449516
----------------------------        -----------             ----------------
(State of Other Jurisdiction        (Commission             (I.R.S. Employer
      of Incorporation)             File Number)           Identification No.)

            4500 Park Granada
          Calabasas, California                     91302
          ---------------------                   ----------
          (Address of Principal                   (Zip Code)
            Executive Offices)



        Registrant's telephone number, including area code (818) 225-3240
                                                           ----- --------

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

Item 5.       Other Events.
----          ------------

Filing of Computational Materials
---------------------------------

         In connection with the offering of the Mortgage Pass-Through Certificates, Series 2000-2, Lehman Brothers Inc. ("Lehman"), as one of the Underwriters of the Certificates, has prepared certain materials (the "Lehman Computational Materials") for distribution to its potential investors. Although the Company provided Lehman with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Lehman Computational Materials.

         For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Lehman Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated February 29, 2000 .










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*    Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated May 17, 1999 and the prospectus supplement dated February 25, 2000 , of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2000-2.

Item 7.       Financial Statements, Pro Forma Financial
              -----------------------------------------
              Information and Exhibits.
              ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1. Lehman Computational Materials filed on Form SE dated February 29, 2000 .

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CWMBS, INC.




                                        By: / s / Celia Coulter
                                            --------------------------
                                            Celia Coulter
                                            Vice President



Dated:  February 29, 2000

                                  Exhibit Index
                                  -------------



Exhibit                                                          Page
-------                                                          ----

99.1.    Lehman Computational Materials filed on Form SE
         dated February 29, 2000.                                  6

                                  EXHIBIT 99.1
                                  ------------

    Lehman Computational Materials filed on Form SE dated February 29, 2000.